UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005

Cal Dive International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-22739 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)		77060 (Zip Code)

281-618-0400
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Second Amended and Restated By-Laws
2005 Long Term Incentive Plan

Item 1.01 Entry into a Material Definitive Agreement.

     On May 10, 2005, the Company’s shareholders approved the Cal Dive International, Inc. 2005 Long Term Incentive Plan (the “2005 Plan”). Previously, on March 10, 2005, the Company’s Board of Directors adopted the 2005 Plan and reserved 3,000,000 shares of the Company’s common stock, no par value (“Common Stock”) for issuance thereunder, subject to shareholder approval. The maximum amount of Common Stock which may be issued under the 2005 Plan may not exceed 3,000,000 shares in the aggregate. The aggregate number of shares of Common Stock with respect to which options may be granted under the Plan is 1,000,000. The aggregate number of shares of Common Stock with respect to which restricted stock awards or restricted stock unit awards may be granted under the Plan is 2,000,000. The maximum number of shares of Common Stock with respect to which options may be granted to an employee or Director during a fiscal year is 88,000. The maximum number of shares of Common Stock with respect to which restricted stock awards may be granted to an employee or Director during a fiscal year is 44,000. The maximum number of shares of Common Stock with respect to which restricted stock awards may be granted to an employee or Director during a fiscal year may not exceed in value the fair market value of 50,000 shares of Common Stock, determined as of the date of the grant. Such limitations are subject to adjustment in accordance with the 2005 Plan.

     Attached hereto as Exhibit 10.1 and incorporated herein by reference is a copy of the 2005 Plan, including the Form of Restricted Stock Award Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective as of May 10, 2005, the Company has adopted its Second Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

     The By-Laws include certain amendments adopted by its shareholders at the Company’s Annual Meeting of Shareholders held on May 10, 2005, as well additional amendments which delete references to a shareholder agreement between the Company and a former shareholder who owned almost 25% of the Company’s then outstanding shares of Common Stock, conform provisions to the provisions of the 2005 Amended and Restated Articles of Incorporation by the shareholders at the Company’s Annual Meeting and other substantive and ministerial modifications, including (i) an addition to Section 3.03 which provides that, in addition to the notice provisions set forth in the By-Laws, notice may be given to a shareholder in a manner permitted by the rules and regulations of the Securities Exchange Act of 1934, (ii) an addition to Section 4.04 providing for the delivery of notice by facsimile, electronic mail or other form of electronic communication, and (iii) a change to Section 4.16 allowing for written consent by a director to be consented to by authentic electronic communication (as defined in Minnesota Statutes Section 302A.011).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Number	Description
3.1	Second Amended and Restated By-Laws of Cal Dive International, Inc.

10.1	Cal Dive International, Inc. 2005 Long Term Incentive Plan, including the Form of Restricted Stock Award Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2005

CAL DIVE INTERNATIONAL, INC.
By:	/s/ JAMES LEWIS CONNOR, III
James Lewis Connor, III
Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated By-Laws of Cal Dive International, Inc.

10.1	Cal Dive International, Inc. 2005 Long Term Incentive Plan, including the Form of Restricted Stock Award Agreement